DELAWARE GROUP ADVISER FUNDS
DELAWARE NEW PACIFIC FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2001

On April 19, 2001, the Board of Trustees of Delaware Group Adviser Funds (the "Trust") unanimously voted to liquidate and dissolve the Delaware New Pacific Fund series of the Trust (the "Fund"). As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Fund.

Current shareholders are being offered the opportunity to exchange their shares of the Fund for shares of other Delaware Investments funds in advance of the liquidation by calling our shareholder service center at 800.523.1918. If a current shareholder does not request an exchange to another Delaware Investments fund by Thursday, June 14, 2001, the shareholder will be paid a liquidating distribution by the Fund.

The date of this Supplement is April 20, 2001.